This Subordinated Renewal Promissory Note B (this "Note" or this "Promissory Note") renews, amends and restates in part that certain Promissory Note A dated February 8, 2002 made by Maker and others to Heller Healthcare Finance, Inc., a Delaware corporation, in the original principal amount of $19,857,500.00, and that certain Subordinated Promissory Note B dated February 8, 2002 made by Maker and others to Heller Healthcare Finance, Inc., a Delaware corporation, in the original principal amount of $10,692,500.00 (collectively, the "Original Notes"), which Original Notes are now held by Holder. The Original Notes have an aggregate current outstanding principal balance of $_______________. The true, correct and complete originals of the Original Notes are attached hereto as Exhibit "A". Maker and Holder hereby amend and restate the Original Notes in part in accordance with the terms hereof. This Note evidences $18,700,000 of the outstanding principal balance of the Original Notes together with additional indebtedness in the principal amount of $2,602,000. This Note is not intended to and shall not constitute a novation. Florida Documentary stamp tax have been paid on the mortgage instrument securing this Note.

     LOAN  NO.  07-0004024

                     SUBORDINATED RENEWAL PROMISSORY NOTE B
$21,302,000.00     December  6,  2002

1.     PROMISE  TO  PAY.
       ----------------
     FOR VALUE RECEIVED, ESC-PORT ST. RICHIE, LLC, a Washington limited liability company ("MAKER"), whose address is 3131 Elliott Avenue, Suite 500, Seattle, Washington 98121, promises to pay to the order of GENERAL ELECTRIC CAPITAL CORPORATION, a Delaware corporation, and its successors and assigns ("HOLDER") the sum of Twenty-One Million Three Hundred Two Thousand and No/100 Dollars ($21,302,000.00), or so much thereof as may be advanced and outstanding from time to time, together with all other amounts added thereto pursuant to this Note or otherwise payable to Holder under the Loan Documents (as hereinafter defined), including, but not limited to, the "EXIT FEE" as defined and set forth in the Loan Agreement (as hereinafter defined) (or so much thereof as may from time to time be outstanding), together with interest thereon as hereinafter set forth, all payable in lawful money of the United States of America (the "LOAN"). Payments shall be made to Holder at GEMSA, File 59229, Los Angeles, California 90074-9229 (or such other address as Holder may hereafter designate in writing to Maker).
Simultaneously with the execution of this Note (this Note is sometimes referred to herein as "NOTE B", Maker and certain of its Affiliates are executing a Promissory Note A of even date herewith payable to Holder ("NOTE A") in the amount of Forty-One Million Six Hundred Ninety-Eight Thousand and No/100 Dollars ($41,698,000.00).
The repayment of the Loan evidenced by this Note and Note A is secured by, among other things, the Mortgage and the Assignment of Leases. This Note, Note A, the Mortgage, the Assignment of Leases, the Loan Agreement of even date herewith between Maker and Holder (the "LOAN AGREEMENT") and any other documents evidencing or securing the Loan or executed in connection therewith (other than the "Other Loan Instruments" as defined in the Mortgage), and any modification, renewal or extension of any of the foregoing are collectively called the "LOAN DOCUMENTS". Except as otherwise provided herein, capitalized terms used in this Note shall have the same meanings as are assigned to such terms in the Loan Agreement.
2.     INTEREST.
       --------
     So long as no Event of Default (as hereinafter defined) exists, interest shall accrue on the principal balance hereof from time to time outstanding and Maker shall pay interest thereon at a floating rate per annum equal to four and fifteen hundredths percent (4.15%) plus the Base Rate; provided, however, in no event shall the interest rate be less than six and one-half percent (6.50%) (the greater rate referred to as the "INTEREST RATE"). "BASE RATE" shall mean the rate published each business day in the Wall Street Journal for notes maturing
                                          -------------------
three (3) months after issuance under the caption "Money Rates, London Interbank Offered Rates (LIBOR)." The Interest Rate for each calendar month shall be fixed based upon the Base Rate published prior to and in effect on the first
(1st) business day of such month; provided, however, the Interest Rate from and including the Closing Date through December 31, 2002 shall be fixed based upon the Base Rate in effect on the business day immediately preceding the Closing Date. Interest shall be calculated based on a 360 day year and charged for the actual number of days elapsed.
3.     PAYMENT.
       -------
3.1.     INTEREST.  Maker shall make interest payments monthly in arrears on the
         --------
     first (1st) day of each month commencing January 1, 2003 computed on the outstanding principal balance of the Loan at the Interest Rate.
3.2.     PRINCIPAL  PAYMENTS.  Commencing  on  January  1,  2003  and continuing
         -------------------
through the Repayment Date, on the first (1st) day of each calendar month, Maker shall make a principal amortization payment in accordance with the provisions of
Section  1.4.2  of  the  Loan  Agreement.
--------------
     This Note shall be due and payable on or before December 5, 2006 or any earlier date on which this Note shall be required to be paid in full, whether by acceleration or otherwise ("MATURITY DATE").
4.     PREPAYMENT.
       ----------
     Other  than  the principal payments required under Sections 1.1.3(g), 1.4.2
                                                        -----------------  -----
and 2.2 of the Loan Agreement, Maker may not prepay this Note in full or in part
    ---
prior to December 6, 2004. Thereafter, Maker may prepay this Note in full (but not in part) without premium upon not less than thirty (30) days prior written notice to Holder and payment in full of Note A and the Exit Fee (as defined in the Loan Agreement), if any, then due to Holder.
5.     EXIT  FEE.
       ---------
     As additional consideration for entering into the Loan Agreement and making the Loan pursuant thereto, Maker shall pay Holder the Exit Fee, if any, due in accordance with the Loan Agreement.
6.     DEFAULT.
       -------
6.1.     EVENTS  OF  DEFAULT.
         -------------------
     Any  of  the  following  shall  constitute an "EVENT OF DEFAULT" under this
Note: (a) failure to pay any amounts owed pursuant to this Note or Note A within ten (10) calendar days after such payment is due; or (b) the occurrence of any default under any of the other Loan Documents, including, without limitation, Note A, after giving effect to any applicable grace or cure period.
6.2.     REMEDIES.
         --------
     So long as an Event of Default remains outstanding: (a) interest shall accrue at a rate equal to the Interest Rate plus four percent (4%) per annum (the "DEFAULT RATE); (b) Holder may, at its option without further notice (such notice being expressly waived) or an opportunity to cure, declare this Note and Note A immediately due and payable; and (c) Holder may pursue all rights and remedies available under the Deed of Trust and the Assignment of Leases or any other Loan Documents. Holder's rights, remedies and powers, as provided in this Note, Note A and the other Loan Documents, are cumulative and concurrent, and may be pursued singly, successively or together against Maker, any guarantor of the Loan, the security described in the Loan Documents, and any other security given at any time to secure the payment hereof, all at the sole discretion of Holder. Additionally, Holder may resort to every other right or remedy available at law or in equity without first exhausting the rights and remedies contained herein, all in Holder's sole discretion. Failure of Holder, for any period of time or on more than one occasion, to exercise its option to accelerate the Maturity Date shall not constitute a waiver of the right to exercise the same at any time during the continued existence of any Event of Default or any subsequent Event of Default.
If any attorney is engaged: (i) to collect the Loan or any sums due under the Loan Documents, whether or not legal proceedings are thereafter instituted by Holder; (ii) to represent Holder in any bankruptcy, reorganization, receivership or other proceedings affecting creditors' rights and involving a claim under this Note or Note A; (iii) to protect the liens of the Deed of Trust, the
Assignment of Leases or any of the Loan Documents; (iv) to represent Holder in any other proceedings whatsoever in connection with the Deed of Trust or any of the Loan Documents including post judgment proceedings to enforce any judgment related to the Loan Documents; or (v) in connection with seeking an out-of-court workout or settlement of any of the foregoing, then Maker shall pay to Holder all costs, attorneys' fees and expenses in connection therewith, in addition to all other amounts due hereunder.
7.     LATE  CHARGE.
       ------------
     If  payments  of  principal,  interest  due  under  this Note, or any other amounts  due  under  the  other  Loan  Documents  are not timely made and remain overdue for a period of ten (10) days, Maker, without notice or demand by Holder, promptly shall pay an amount ("LATE CHARGE") equal to four percent (4%) of each delinquent payment.
8.     APPLICABLE  LAW;  SEVERABILITY.
       ------------------------------
     THIS NOTE SHALL BE GOVERNED BY AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF ILLINOIS, WITHOUT REGARD TO CONFLICTS OF LAW PRINCIPLES. THE INVALIDITY, ILLEGALITY OR UNENFORCEABILITY OF ANY PROVISION OF THIS NOTE SHALL NOT AFFECT OR IMPAIR THE VALIDITY, LEGALITY OR ENFORCEABILITY OF THE REMAINDER OF THIS NOTE, AND TO THIS END, THE PROVISIONS OF THIS NOTE ARE DECLARED TO BE SEVERABLE.
9.     WAIVER.
       ------
     Maker, for itself and all endorsers, guarantors and sureties of this Note, and their respective successors and assigns, hereby waives presentment for payment, demand, notice of nonpayment, notice of dishonor, protest of any dishonor, notice of protest and protest of this Note, and all other notices in connection with the delivery, acceptance, performance, default or enforcement of the payment of this Note, and agrees that their respective liability shall be unconditional and without regard to the liability of any other party and shall not be in any manner affected by any indulgence, extension of time, renewal, waiver or modification granted or consented to by Holder. Maker, for itself and all endorsers, guarantors and sureties of this Note and their respective heirs, legal representatives, successors and assigns, hereby consents to every extension of time, renewal, waiver or modification that may be granted by Holder with respect to the payment or other provisions of this Note, and to the release of any makers, endorsers, guarantors or sureties, and their successors and assigns, and of any collateral given to secure the payment hereof, or any part hereof, with or without substitution, and agrees that additional makers, endorsers, guarantors or sureties and their heirs, legal representatives, successors and assigns, may become parties hereto without notice to Maker or to any endorser, guarantor or surety and without affecting the liability of any of them.
10.     SECURITY,  APPLICATION  OF  PAYMENTS.
        ------------------------------------
     This Note is secured by the liens, encumbrances and obligations created hereby and by the other Loan Documents and the terms and provisions of the other Loan Documents are hereby incorporated herein. Payments will be applied, at Holder's option, first to any fees, expenses or other costs Maker is obligated to pay under this Note, Note A or the other Loan Documents, second to current interest due on Note A, third to any past due interest under Note A, if any, fourth to current interest due on this Note, fifth to any past due interest payable under this Note, sixth to the outstanding principal balance of Note A, seventh to the outstanding principal balance of this Note and eighth to the Exit Fee.
11.     MISCELLANEOUS.
        -------------
11.1.     AMENDMENTS.
          ----------
     This Note may not be amended orally, but only by an amendment in writing signed by Holder.
11.2.     LAWFUL  RATE  OF  INTEREST.
          --------------------------
     In no event whatsoever shall the amount of interest paid or agreed to be paid to Holder pursuant to this Note or any of the Loan Documents exceed the highest lawful rate of interest permissible under applicable law. If, from any circumstances whatsoever, fulfillment of any provision of this Note and the other Loan Documents shall involve exceeding the lawful rate of interest which a court of competent jurisdiction may deem applicable hereto ("EXCESS INTEREST"), then ipso facto, the obligation to be fulfilled shall be reduced to the highest
      ----------
lawful rate of interest permissible under such law and if, for any reason whatsoever, Holder shall receive, as interest, an amount which would be deemed unlawful under such applicable law, such interest shall be applied to the Loan (whether or not due and payable), and not to the payment of interest, or refunded to Maker if such Loan have been paid in full. Neither Maker nor any guarantor, endorser or surety nor their successors or assigns shall have any action against Holder for any damages whatsoever arising out of the payment or collection of any such Excess Interest.
11.3.     CAPTIONS.
          --------
     The captions of the Paragraphs of this Note are for convenience of reference only and shall not be deemed to modify, explain, enlarge or restrict any of the provisions hereof.
11.4.     NOTICES.
          -------
     Notices shall be given under this Note in conformity with the terms and conditions of the Loan Agreement.
11.5.     JOINT  AND  SEVERAL.
          -------------------
     The obligations of Maker under this Note shall be joint and several obligations of Maker and of each Maker, if more than one, and of each Maker's successors and assigns.
11.6.     TIME  OF  ESSENCE.
          -----------------
     Time is of the essence of this Note and the performance of each of the covenants and agreements contained herein.
12.     SALE  OF  LOAN.
        --------------
     Holder, at any time and without the consent of Maker, may grant participations in or sell, transfer, assign and convey all or any portion of its right, title and interest in and to the Loan, this Note, Note A, the Deed of Trust and the Assignment of Leases and the other Loan Documents, any guaranties given in connection with the Loan and any collateral given to secure the Loan.
13.     CONSENT  TO  JURISDICTION.
        -------------------------
     MAKER  HEREBY  CONSENTS  TO  THE JURISDICTION OF ANY STATE OR FEDERAL COURT
LOCATED WITHIN THE COUNTY OF COOK, STATE OF ILLINOIS AND IRREVOCABLY AGREES THAT, SUBJECT TO HOLDER'S ELECTION, ALL ACTIONS OR PROCEEDINGS ARISING OUT OF OR RELATING TO THIS NOTE OR THE OTHER LOAN DOCUMENTS SHALL BE LITIGATED IN SUCH COURTS. MAKER EXPRESSLY SUBMITS AND CONSENTS TO THE JURISDICTION OF THE AFORESAID COURTS AND WAIVES ANY DEFENSE OF FORUM NON CONVENIENS. MAKER HEREBY WAIVES PERSONAL SERVICE OF ANY AND ALL PROCESS AND AGREES THAT ALL SUCH SERVICE OF PROCESS MAY BE MADE UPON MAKER BY CERTIFIED OR REGISTERED MAIL, RETURN RECEIPT REQUESTED, ADDRESSED TO MAKER, AT THE ADDRESS SET FORTH IN THIS NOTE AND SERVICE SO MADE SHALL BE COMPLETE TEN (10) DAYS AFTER THE SAME HAS BEEN POSTED.
14.     JURY  TRIAL  WAIVER.
        -------------------
     TO THE EXTENT PERMITTED BY LAW, MAKER, AND HOLDER BY ITS ACCEPTANCE OF THIS NOTE, HEREBY WAIVE THEIR RESPECTIVE RIGHTS TO A TRIAL BY JURY IN ANY ACTION OR PROCEEDING BASED UPON, OR RELATED TO, THE SUBJECT MATTER OF THIS NOTE AND THE BUSINESS RELATIONSHIP THAT IS BEING ESTABLISHED. THIS WAIVER IS KNOWINGLY, INTENTIONALLY AND VOLUNTARILY MADE BY MAKER AND BY HOLDER, AND MAKER ACKNOWLEDGES THAT NEITHER HOLDER NOR ANY PERSON ACTING ON BEHALF OF HOLDER HAS MADE ANY REPRESENTATIONS OF FACT TO INDUCE THIS WAIVER OF TRIAL BY JURY OR HAS TAKEN ANY ACTIONS WHICH IN ANY WAY MODIFY OR NULLIFY ITS EFFECT. MAKER AND HOLDER ACKNOWLEDGE THAT THIS WAIVER IS A MATERIAL INDUCEMENT TO ENTER INTO A BUSINESS RELATIONSHIP, THAT MAKER AND HOLDER HAVE ALREADY RELIED ON THIS WAIVER IN ENTERING INTO THIS NOTE AND THAT EACH OF THEM WILL CONTINUE TO RELY ON THIS WAIVER IN THEIR RELATED FUTURE DEALINGS. MAKER AND HOLDER FURTHER ACKNOWLEDGE THAT THEY HAVE BEEN REPRESENTED (OR HAVE HAD THE OPPORTUNITY TO BE REPRESENTED) IN THE SIGNING OF THIS NOTE AND IN THE MAKING OF THIS WAIVER BY INDEPENDENT LEGAL COUNSEL.

     IN WITNESS WHEREOF, Maker has executed this Note or has caused the same to be executed by its duly authorized representative, under seal, as of the date first set forth above.

MAKER:
ESC-PORT  ST.  RICHIE,  LLC,  a  Washington  limited  liability  company
By:     Emeritus  Realty  Corporation,  a  Nevada  corporation,  its sole member

     By:  /s/  Raymond  R.  Brandstrom
        ------------------------------
     Its:  Raymond  R.  Brandstrom
         -------------------------
     Title:  Vice  President  of  Finance
           ------------------------------